AMENDMENT TO SECURITY AGREEMENT
                            (JOINT VENTURE INTEREST)


                  This Amendment to Security Agreement (Joint Venture Interest) (this "Amendment") is made and entered into effective as of the 31st day of December, 1994, by and among SEITEL OFFSHORE CORP., a Delaware corporation ("Venturer"); and BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association ("Bank One"); and COMPASS BANK-HOUSTON, a Texas state banking association (col- lectively with Bank One, "Lenders").

                              W I T N E S S E T H:

                  WHEREAS, Venturer has executed a Security Agreement (Joint Venture Interest) (the "Joint Venture Pledge Agreement") dated effective May 19, 1994, granting to Lenders a continuing security interest in and to, among other things, all of Venturer's rights, titles, and interests in, to, and under the Joint Venture Agreement dated March 1, 1990, of Digitel Data Joint Venture, as more fully described in the Joint Venture Pledge Agreement; and

                  WHEREAS, Venturer and Lenders desire to amend and modify certain terms and provisions of the Joint Venture Pledge Agreement.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Venturer and Lenders agree as follows:

         1. Amendments to Joint Venture Pledge Agreement. The Joint Venture Pledge Agreement is modified and amended as follows:

                 1.1 The first grammatical paragraph on Page 1 of the Joint Venture Pledge Agreement is deleted in its entirety and the following is substituted in place thereof:

                    THIS SECURITY AGREEMENT (JOINT VENTURE INTEREST), executed effective as of the 19th day of May, 1994 ("Agreement") is by and among SEITEL OFFSHORE CORP., a Delaware corporation (the "Venturer"), and COMPASS BANKHOUSTON, a Texas banking association ("Compass"), BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association ("Bank One", collectively with Compass, the "Lenders"), and Compass, in its additional capacity as agent for the benefit of Lenders ("Agent").

                 1.2 The first grammatical paragraph of the Preamble on Page 1 of the Joint Venture Pledge Agreement is deleted in its entirety and the following is substituted in place thereof:

                    DIGITEL DATA JOINT VENTURE (the "Joint Venture") is a Texas joint venture which was organized and exists pursuant to its Joint Venture Agreement effective March 1, 1990 (the "Joint Venture Agreement"). Venturer



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          is  a  joint   venturer  of  the  Joint  Venture.   Venturer,   Seitel
          Geophysical, Inc., Seitel Data Corp., Exsol, Inc., and Seitel, Inc. (jointly and severally, the "Borrowers"), are or are becoming indebted to Lenders on and in connection with a revolving line of credit (the "Loan") as evidenced by those certain Master Revolving Promissory Notes dated May 4, 1995, payable to Lenders (as may be amended, modified, renewed, rearranged, replaced, and substituted from time to time, the "Notes"). The Loan is being made available by Lenders to Venturer and the other Borrowers, pursuant to a certain Restated Revolving Credit and Security Agreement dated effective as of December 31, 1994 (as may be amended and modified from time to time, the "Loan Agreement"), the terms of which are hereby made a part of this Agreement. The Loan is secured by, among other things, the Loan Documents (which are defined for purposes of this Agreement as being the Credit Documents under and as defined in the Loan Agreement) and all collateral and security referred to therein. In connection therewith, Lenders have required as additional collateral for the Loan a security interest in the Collateral (as defined and described in Section 2 below).

                 1.3 Section 5(a) on Page 4 of the Joint Venture Pledge Agreement is deleted in its entirety and the following substituted in place thereof:

                    Agent and each of Lenders may immediately and without notice or demand to Venturer or any other person or entity exercise any and all of the rights and the remedies of a secured party under the Uniform Commercial Code as enacted in the State of Texas, together with the rights set forth in the Notes, this Agreement, and the other Loan Documents and such other rights and remedies as are available at law or equity or otherwise, all of which shall be cumulative;

                 1.4 Section 10 on Page 8 of the Joint Venture Pledge Agreement is deleted in its entirety and the following is substituted in place thereof:

                    Any notice required or permitted hereunder shall be conclusively deemed to have been received by either party hereto and be effective on the earlier of the day on which delivered to such party at the address set forth below or such other address as such party shall specify to the other party in writing, or on the third business day after the day on which mailed (or sent) addressed to such party at said address:




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                  If to Venturer:         Seitel Offshore Corp.
                                          50 Briar Hollow Lane
                                          7th Floor West
                                          Houston, Texas 77027

                  If to Compass/Agent:    Compass Bank-Houston
                                          24 Greenway Plaza
                                          P.O. Box 4444
                                          Houston, Texas  77210-4444
                                          Attn:  Ms. Dorothy M. Wilson

                  If to Bank One:         Bank One, Texas, N.A.
                                          910 Travis
                                          Houston, Texas 77002
                                          Attn: Mr. Damien Meiburger

                 1.5 Section 12 on Pages 8, 9, and 10 of the Joint Venture Pledge Agreement is deleted in its entirety and the following is substituted in place thereof:

                    THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, AND FOR ALL PURPOSES SHALL BE GOVERNED BY AND BE CONSTRUED IN ACCORDANCE WITH, THE LAWS AND JUDICIAL DECISIONS OF THE STATE OF TEXAS. THIS AGREEMENT IS BEING EXECUTED UNDER THE SEAL OF THE PARTIES HERETO, AND IT IS INTENDED THAT THIS AGREEMENT IS, AND SHALL HAVE THE EFFECT OF, A SEALED INSTRUMENT UNDER LAW. VENTURER ACKNOWLEDGED THAT THE NEGOTIATION OF THE PROVISIONS OF THIS AGREEMENT TOOK PLACE IN THE STATE OF TEXAS AND THAT THIS AGREEMENT IS BEING EXECUTED AND DELIVERED IN THE STATE OF TEXAS, OR, IF EXECUTED ELSEWHERE, SHALL BECOME EFFECTIVE UPON AGENT'S RECEIPT AND ACCEPTANCE OF THE EXECUTED ORIGINAL OF THIS AGREEMENT IN THE STATE OF TEXAS. VENTURER ACKNOWLEDGES THAT ANY CAUSE OF ACTION ARISING UNDER THIS AGREEMENT WILL BE A CAUSE OF ACTION ARISING FROM A TEXAS TRANSACTION. TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW, VENTURER HEREBY SUBMITS ITSELF TO JURISDICTION IN THE STATE OF TEXAS FOR ANY ACTION OR CAUSE OF ACTION ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, AGREES THAT VENUE FOR ANY SUCH ACTION SHALL BE IN HARRIS COUNTY, TEXAS, AND WAIVES ANY AND ALL RIGHTS UNDER THE LAWS OF ANY STATE TO OBJECT TO JURISDICTION OR VENUE WITHIN HARRIS COUNTY, TEXAS. NOTWITHSTANDING THE FOREGOING, NOTHING CONTAINED IN THIS SECTION SHALL PREVENT LENDERS FROM BRINGING ANY ACTION OR EXERCISING ANY RIGHTS AGAINST VENTURER, ANY SECURITY FOR THE LOAN, OR ANY VENTURER'S PROPERTIES IN ANY OTHER COUNTY, STATE OR JURISDICTION. INITIATING SUCH ACTION OR PROCEEDING OR TAKING ANY ACTION IN ANY OTHER COUNTY, STATE OR JURISDICTION SHALL IN NO EVENT CONSTITUTE A WAIVER BY AGENT OR LENDERS OF ANY OF THE FOREGOING. This Agreement shall be binding upon the respective heirs, estates, administrators, executors, successors, successors-in-title, legal representatives and assigns of



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          Venturer and shall inure to the benefit of Agent and Lenders and their respective successors and assigns. Notwithstanding the foregoing, Venturer shall not be entitled to assign any of its right, titles and
          interests   hereunder,   or  to  delegate  any  of  its   obligations,
          liabilities, duties or responsibilities hereunder, and will not permit
          any  such   assignment  or  delegation   to  occur   (voluntarily   or
          involuntarily, or directly or indirectly), without the prior written consent of Lenders. Titles or captions of articles or sections contained in this Agreement are provided for convenience of reference only and in way defined, limit, extend or describe the scope of this Agreement or the intent of any provision hereof. The words "hereof," "herein," and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. In the event that any provisions this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof.

         2. NO CONTROL BY LENDERS. VENTURER AGREES AND ACKNOWLEDGES THAT ALL OF THE COVENANTS AND AGREEMENTS PROVIDED FOR AND MADE BY VENTURER IN THE JOINT VENTURE PLEDGE AGREEMENT (AS AMENDED HEREBY) AND OTHERWISE, ARE THE RESULT OF EXTENSIVE AND ARMS-LENGTH NEGOTIATIONS BETWEEN VENTURER AND LENDERS. VENTURER HAS AGREED TO EXECUTE AND DELIVER THIS AMENDMENT AS CONSIDERATION FOR LENDERS' AGREEMENT TO PROVIDE CERTAIN FINANCING TO BORROWERS. VENTURER HAS BENEFITTED, DIRECTLY AND INDIRECTLY BY ITS DELIVERY OF THIS AMENDMENT.

         3. Defined Terms. Words and terms used herein which are defined in the Joint Venture Pledge Agreement are used herein as defined in the Joint Venture Pledge Agreement, except as specifically modified by the terms of this Amendment. Further, all references to the term "Pledgor," herein and in the Joint Venture Pledge Agreement (as hereby amended), shall mean and refer to Venturer (individually and collectively).

          4. Representations and Warranties. The representations, warranties, covenants, and agreements made by Venturer in the Joint Venture Pledge Agreement (as amended hereby) are made again by Venturer as of the date of this Amendment.

         5.       Miscellaneous.

                 5.1 Governing Law. THE TERMS AND CONDITIONS OF THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND OF THE UNITED STATES OF AMERICA APPLICABLE TO TRANSACTIONS WITHIN THE STATE OF TEXAS.

                  5.2 Counterparts. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signa- tures of all parties hereto be contained on any one counterpart



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



hereof. Each counterpart shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

                 5.3 Notice of Final Agreement. THE JOINT VENTURE PLEDGE AGREEMENT, AS AMENDED BY THIS AMENDMENT, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

                 5.4 Preservation of the Joint Venture Pledge Agreement. Except as specifically modified by the terms of this Amendment, all of the terms, provisions, covenants, warranties and agreements contained, and all liens and security interests granted, in the Joint Venture Pledge Agreement remain in full force and effect, and the liens and security interests granted therein are acknowledged to be valid and subsisting liens and security interests against the Collateral. Except as otherwise expressly provided herein, by execution of this Amendment, Venturer and Lenders do not intend to in any manner impair the indebtedness described in and secured by the Joint Venture Pledge Agreement (as amended by this Amendment), or to in any way impair, waive or release the liens and security interests granted in the Joint Venture Pledge Agreement.

                 5.5 Reaffirmation of Joint Venture Pledge Agreement. To secure the Liabilities (as defined in the Loan Agreement), Venturer has granted a security interest and by these presents does grant to Lenders and Agent a security interest, in and to all of its rights, titles, and interests in and to the Collateral.

                  IN WITNESS WHEREOF, the parties have executed this First Amendment as of the date first above written.

                                          VENTURER:

WITNESS:                                  SEITEL OFFSHORE CORP.


                                          By: /s/ Debra D. Valice
                                             --------------------------
                                             Debra D. Valice,
                                             Secretary and Treasurer



                                 LENDERS/AGENT:

WITNESS:                                  COMPASS BANK-HOUSTON, for itself
                                          and as Agent


                                          By: /s/ Dorothy M. Wilson
                                             --------------------------
                                             Dorothy M. Wilson,
                                             Vice President




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WITNESS:                                  BANK ONE, TEXAS, NATIONAL
                                          ASSOCIATION


                                          By: /s/ Damien Meiburger
                                             --------------------------
                                             Damien Meiburger,
                                             Senior Vice President





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